OTHER PROVISIONS	6 Months Ended
Jun. 30, 2019
OTHER PROVISIONS.
OTHER PROVISIONS

NOTE 11 — OTHER PROVISIONS

30 June 2019
US$’000
Balance at beginning of period	1,990
Changes in estimates	570
Settlements	(580)
Unwinding of discount	33
Balance at end of period (1)	2,013

(1)As at 30 June 2019 $1.0 million was classified as current.

In 2016 the Company entered into an agreement with Schlumberger Limited (“Schlumberger”) to re‐fracture five Eagle Ford wells. Under the terms of the agreement, Schlumberger will be paid for the services, plus a premium (if applicable), from the incremental production generated by the re‐fractured wells above the forecasted base production prior to the re‐fracture work. The term of the agreement is five years, expiring in 2021. The estimate of the payout amount requires judgements regarding future production, pricing, operating costs and discount rates.